CRABBE HUSON SMALL CAP FUND
                          THE CRABBE HUSON SPECIAL FUND
                            CRABBE HUSON EQUITY FUND
                    CRABBE HUSON MANAGED INCOME & EQUITY FUND
                    CRABBE HUSON REAL ESTATE INVESTMENT FUND
                        CRABBE HUSON OREGON TAX-FREE FUND
                       CRABBE HUSON CONTRARIAN INCOME FUND

                           Supplement to Prospectuses
                 (Replacing Supplement dated November 16, 1998)


Until further notice, Class B and Class C shares of the Funds (other than the Crabbe Huson Contrarian Income Fund which does not offer Class B and Class C shares) are not available for purchases or exchanges.

Until further notice, Crabbe Huson Contrarian Income Fund's Class A shares are available only for additional purchases by existing shareholders.




CH-36/442G-1298 (1/99)                                         December 31, 1998